                                                               EXHIBIT 10(f)(ii)

                   CALBIOCHEM-NOVABIOCHEM INTERNATIONAL, INC.

               AMENDMENT TO SUBSCRIPTION AND SHAREHOLDER AGREEMENT
                        AND REGISTRATION RIGHTS AGREEMENT
                                 JANUARY 4, 1993

                  Amendment Agreement, dated as of January 4, 1993, among Warburg, Pincus Investors, L.P., ABS MB (C-N) Limited Partnership, Richard Slansky, John T. Snow, and Georges Chappuis (the "Original Investors"), Calbiochem-Novabiochem International, Inc., a Delaware corporation (the "Company"), and Stelios B. Papadopoulos ("Papadopoulos").

                  WHEREAS, each of the Original Investors and the Company are parties to a Subscription and Shareholder Agreement, dated March 13, 1992, relating to the shares of capital stock of the Company (the "Shareholder Agreement"); and

                  WHEREAS, each of the Original Investors and the Company are parties to a Registration Rights Agreement, dated March 13, 1992, relating to the shares of capital stock of the Company (the "Registration Rights Agreement"); and

                  WHEREAS, Papadopoulos has joined the Company as its Chief Executive Officer and has, in addition, become a shareholder of the Company; and

                  WHEREAS, the Company and the Original Investors are willing to grant rights to Papadopoulos under both the Shareholder Agreement and the Registration Rights Agreement, in consideration of his undertaking the same obligations as bind the Original Investors under such agreements, and Mr. Papadopoulos is willing to agree to become subject to such obligations;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. The Shareholder Agreement is hereby amended by adding Papadopoulos as a party to such agreement and by including him in the definition of an "Investor" in such agreement, to the same effect, and having the same rights and obligations thereunder, as if he had been one of the original employee/shareholders executing such agreement.

                  2. The Registration Rights Agreement is hereby amended by adding Papadopoulos as a party to such agreement and by including him in the definition of a "Holder" in such agreement, to the same effect, and having the same rights and obligations thereunder, as if he had been an original signatory to such agreement.

                  3. Except as herein expressly provided, no amendments or changes are effected to the Shareholder Agreement or Registration Rights Agreement, such agreements being hereby ratified and confirmed by all parties thereto.

                  IN WITNESS WHEREOF, the Company and each of the undersigned parties has executed this Amendment effective as of the date hereinabove first written.

                                                 CALBIOCHEM-NOVABIOCHEM
                                                 INTERNATIONAL

                                                 By:    /s/ Richard B. Slansky
                                                    ----------------------------


                                                 WARBURG, PINCUS INVESTORS,
                                                 L.P.

  /s/ Stelios B. Papadopoulos
- -------------------------------
Stelios B. Papadopoulos                          By:  WARBURG, PINCUS & CO.
                                                           General Partner

  /s/ Richard B. Slansky
- -------------------------------
Richard Slansky                                  By:    /s/ William H. Janeway
                                                    ----------------------------
  /s/ Georges Chappuis
- -------------------------------
Georges Chappuis                                 ABS MB (C-N) Limited.
                                                        Partnership

  /s/ John Snow                                  By:  ABS MB Ltd.
- -------------------------------
John Snow

                                                 By:    /s/ Frederick L. Bryant
                                                    ----------------------------
                                                    Vice President